Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   5.45%
August, 2000   5.52%
July, 2000   5.95%
June, 2000   4.89%


Cash Yield19.12%


Investor Charge Offs 4.51%


Base Rate 9.08%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,039,606,300.19